10.2 Amendment No. 1 to Acquisition Agreement, dated as of February 6, 2003, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.) and Enhance Lifesciences Inc.


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                    AMENDMENT NO. 1 TO ACQUISITION AGREEMENT

      Reference is made to the Acquisition Agreement (the "Agreement") made and entered into the 6th day of February, 2003, by and between Becor Communications, Inc., a Delaware corporation ("BCI") and Enhance Lifesciences Inc., a Delaware corporation ("ELSI"), each herein sometimes being referred to individually as a "party" and collectively as the "parties."

      NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be bound hereby, the parties hereby agree as follows:

      1. Definitions. All terms used in this Amendment No. 1 to the Acquisition Agreement shall have the meaning set forth in, or by reference in, the Agreement, unless otherwise expressly stated herein.

      2. Becor Communications, Inc., having changed its name on March 25, 2003, all references in the Agreement to Becor Communications, Inc. or to BCI shall be deemed to be references to "Enhance Biotech, Inc." Further, all references to BCI in the Agreement shall be deemed to include BCI and its subsidiaries, including Advanced Knowledge, except where the context requires otherwise..

      3 Section 3.01(a)(ii) of the Agreement is hereby amended to read as follows: "Private Placement Deadline" shall mean 5:00 p.m. Pacific Time on October 29, 2003.

      4 Section 5.13 of the Agreement is hereby amended by adding the following at the end of the Section: "BCI has no liability, contingent, fixed or otherwise, in respect of Advanced Knowledge or the business or properties of Advanced Knowledge."

      5. Section 6.17 of the Agreement is hereby amended by (i) deleting the brackets before and after the words "rescission of the Acquisition under the terms of this Agreement"; (ii) deleting the brackets before and after the words "the date on which Buddy Young takes control back" and changing the words "takes control back" to "exercises his rights under this Agreement to obtain control of BCI"; and (iii) deleting the words "effecting a change of BCI's corporate name,".

      6. Section 7.06 of the Agreement is hereby amended by deleting the words "Except for spinning off Advanced Knowledge, Inc. as a separate entity,".

      7. The caption of Section 7.11 is hereby amended to read "Liabilities of BCI Prior to Closing"and the text of that Section is hereby amended by striking everything except the following sentence: "As of the Closing, BCI shall have no liabilities, contingent or otherwise, provided, that BCI's subsidiary, Advanced Knowledge, has a liability for $25,000 under a note payable to Buddy Young, all other liabilities noted noted in BCI's Form 10-Q for the Quarter Ended February 28, 2003, filed on April 3, 2003, as well as all assets of Advanced Knowledge, having been acquired by Buddy Young on April 18, 2003 in exchange for the conversion of all indebtedness and liabilities of BCI and Advanced Knowledge


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into 1,000,000 shares of common stock of Advanced Knowledge, issued to Buddy
Young, and BCI represents and warrants the same and that none of those liabilities of Advanced Knowledge are liabilities of BCI in any respect whatsoever."

      8. The Agreement is hereby amended by deleting the closing condition that each party cause an "opinion of counsel" to be delivered to the other party; the text of Sections 8.06 and 9.10, accordingly, are deleted, and the words "intentionally omitted" are substituted in place therefor.

      9. The Agreement is hereby amended by adding Section 8.18, "Liabilities of BCI", as follows: "In a specific exercise of its rights under Section 8.11 of this Agreement, which exercise shall not preclude any other exercise of such rights, BCI shall have furnished to ELSI such certificates, opinions and other documents as ELSI or its counsel may reasonably require, in form and substance satisfactory to them, in order to evidence the accuracy and satisfaction of the representations, warranties and covenants set forth in Sections 5.13 and 7.11 of this Agreement."

      10. Section 10.01 is hereby amended by changing the date "March 19, 2003" to "April 30 2003" wherever it appears.

      11. The Acquisition Agreement remains in full force and effect, without change or modification, except as expressly set forth herein. Article 14 of the Acquisition Agreement is incorporated herein by reference and made applicable hereto except as the context otherwise requires.

                [THE BALANCE OF THIS PAGE IS INTENTIONALLY BLANK]


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       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in multiple originals as of the 29th day of April, 2003.

"BCI"

ENHANCE BIOTECH, INC.


By:
   ---------------------------------------------
Name:  Buddy Young
Title: President and Chief Executive Officer

By:
   ---------------------------------------------
Name:  L. Stephen Albright
Title: Secretary

"ELSI"

ENHANCE LIFESCIENCES INC.


By:
   ---------------------------------------------
Name:
Title:

By:
   ---------------------------------------------
Name:
Title:


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